Q2 2023 Earnings Call August 3, 2023

Mark Donohue VP Investor Relations 1. Introduction

Forward-Looking Statements This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future business, events, trends, contingencies, financial performance, or financial condition, appear at various places in this communication and may use words like “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “see,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” and “would” and similar expressions, and variations or negatives of these words. Examples of forward-looking statements include, among others, statements we make regarding: guidance outlook and predictions relating to expected operating results, such as revenue growth and earnings; strategic actions such as acquisitions, joint ventures, and dispositions, including the anticipated benefits therefrom, and our success in integrating acquired businesses; anticipated levels of capital expenditures in future periods; our ability to successfully realize cost savings initiatives and transition services expenses; our belief that we have sufficient liquidity to fund our ongoing business operations; expectations of the effect on our financial condition of claims, litigation, environmental costs, the impact of inflation, the impact of foreign currency fluctuations, the COVID-19 pandemic and governmental responses thereto, international hostilities, contingent liabilities, and governmental and regulatory investigations and proceedings; and our strategy for customer retention, growth, product development, market position, financial results, and reserves. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are difficult to predict and many of which are outside of our control. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those factors discussed under the caption “Risk Factors” in our annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Additional risks and uncertainties not known to us or that we currently deem immaterial may also impair our business operations. Forward-looking statements are based only on information currently available to our management and speak only as of the date of this communication. We do not assume any obligation to publicly provide revisions or updates to any forward- looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Please consult our public filings with the SEC or on our website at www.clarivate.com. Non-GAAP Financial Measures This presentation contains financial measures which have not been calculated in accordance with United States generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Organic/Inorganic Revenues because they are a basis upon which our management assesses our performance, and we believe they reflect the underlying trends and indicators of our business. Although we believe these measures may be useful for investors for the same reasons, these financial measures should not be considered as an alternative to GAAP financial measures as a measure of the Company’s financial condition, profitability, performance and liquidity. In addition, these financial measures may not be comparable to similar measures used by other companies. At the Appendix to this presentation, we provide further descriptions of these non-GAAP measures and reconciliations of these non-GAAP measures to the corresponding most closely related GAAP measures. Industry and Market Data In this presentation, we refer to certain information and statistics from third-party sources. Although we believe that these sources are reliable, we have not independently verified the accuracy or completeness of such third-party sources and disclaim any liability with respect to the data therein that have been included in this presentation and cannot guarantee their accuracy or completeness. Safe Harbor Statement and Non-GAAP Financial Measures 3

Agenda 1. Introduction 2. Business Review 3. Financial Review 4. Q&A Mark Donohue Vice President Investor Relations Jonathan Gear Chief Executive Officer Jonathan Collins Executive Vice President and Chief Financial Officer All 4

Jonathan Gear Chief Executive Officer 2. Business Review

Q2 2023 highlights

$669M

Revenues
~Flat organic growth[1]

3% org. subscription growth[1]

$285M

Adj. EBITDA[1]
43% margin[1]

+3% points YoY

$105M

Free Cash Flow[1]
37% conversion

+$55M YoY

21¢

Adj. EPS[1]
(1¢) YoY

Divestiture and interest rates

- **Onboarded new segment presidents** and embedded operating model
- **Partnership with AI21 Labs** as part of generative AI strategy
- **Launched AI-powered Brand Landscape** Analyzer for IP professionals
- Developed **Cortellis™ Generative AI** Proof of Concept
- **Published 2022 sustainability report,** advancing on our ESG goals

Clarivate™

[1]See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

6

A&G growth continued in Research & Analytics and key wins across Workflow Software Solutions

A&G Business Performance

- Bar Veinstein joined as President, bringing 10+ years of industry experience
- Continued growth momentum across Research and Analytics ; new subscription growth rate up 840 bps 1H '23
- Achieved key wins across Workflow Software Solutions with flagship library software solution, Alma™

A&G Segment Highlights

- Successfully expanded industry-leading metric, Journal Impact Factor, to more than 9,000 additional quality journals, to reinforce role as reliable indicator of trustworthiness, as well as a measure of scholarly impact, at the journal level
- Integrated ProQuest™ Dissertations & Theses Global and Web of Science™ Platforms enhancing analysis of emerging research trends and early career scholarship. Released July 13, 2023
- Launched ProQuest One Psychology providing ejournals articles, ebooks, streaming videos and dissertations in a single search interface offering the single largest collection of vetted, multi-format scholarly content



Duke University Libraries Selects New Library Enterprise System
Introducing
Journal Citation Reports™ 2023

Clarivate™
7

IP key wins with flagship IP management system IPfolio and differentiated product integrations

IP Business Performance

- Gordon Samson assigned as President, leveraging 9+ years industry experience at CPA Global
- Driving turnaround in Patent Intelligence business through product innovation
- '23 revenue shortfall of ~$20m in Patent Renewals business largely driven by lower industry volumes due to macro forces; expect to return to historical growth in '24

IP Segment Highlights

- Signed largest ever patent annuities deal, commencing Jan '24
- Mitsubishi Electric selected IPfolio™ to optimize IP management operations
- Launched the next generation of AI-powered IP forecasting tools, enabling greatly improved cost management and tracking, budget planning, and reporting
- Published Clarivate Top 100 New Brands™ report, using our transformative brand IP intelligence to identify new brands which have surged in popularity



Mitsubishi Electric Chooses IPfolio from Clarivate
End-to-end IP management solution empowers IP operations team
Top 100 New Brands 2023
The changing dynamics in the modern brand landscape
Clarivate
Top 100 New Brands by country/region

Clarivate™

8

LS&H new product releases across R&D and healthcare provider solutions

LS&H Business Performance

- Henry Levy joined as President, with 20+ years experience across Life Sciences consulting, CRO and SaaS leadership
- Commercialization sub-segment experiencing macro headwinds
- Pivoting near-term real-world data (RWD) go-to-market strategy to optimize long-term success of analytics platform
- ~$40m revenue shortfall in '23 in commercialization products (RWD) and services (consulting) caused by macro forces and near-term channel strategy

LS&H Segment Highlights

- Multi-million-dollar RWD analytics project extension at top 5 Pharma company
- Expanded Cortellis™ product portfolio, strengthening Competitive Intelligence offerings with Cortellis™ Analyst Forecast
- US FDA signed three-year extension, enabling agency-wide access to OFF-X™ translational safety intelligence solution
- Released new version of Healthbase platform, providing market intelligence on 3,200+ health systems and 2M+ health practitioners



Food and Drug Administration (FDA) and Clarivate Extend Material Transfer Agreement for Three Additional Years
Partnership enables agency-wide access to OFF-X translational safety intelligence solution
Cortellis

Clarivate™
9

• Strategic partnership with AI21 Labs, a pioneer in generative AI • Partnership will combine curated and trusted Clarivate content with AI21 Labs’ state-of-the-art large language models (LLM’s) for AI-powered conversational search and discovery • Rigorous internal and external testing to ensure our commitment to using AI responsibly and effectively whilst upholding core academic principles and values • Roll out in partnership with our customers, user groups and partners Partnership with AI21 Labs as part of Generative AI Strategy Unleashing the power of AI to shape the next generation of solutions for libraries and academic institutions Conversational Discovery Curated and Trusted Content State of Art LLM’s 10

• Charts a new direction for trademark and brand research, empowering IP professionals to make decisions with greater agility, efficiency and confidence • Brings together curated Clarivate content (trademarks, case law and competitive intelligence) with cloud technology and proprietary patented AI and machine learning powered analytics • Provides IP professional with a real-time, holistic view of brand risk through an integrated solution, accelerating time to market and enabling informed decision making in hours, instead of days • Future product releases to leverage AI capabilities in order to identify intellectual property infringements Single workflow solution enabling instant assessment of brand commercial and legal risks Launched AI-powered Brand Landscape Analyzer for IP professionals 11 Proprietary Clarivate Content Integrated Workflow Solution AI Powered Analytics Engine 5M+ Global Trademark Litigation Cases 185+ Global Trademark Registers

Developed Cortellis™ Generative AI Proof of Concept

Bringing together curated Life Science & Healthcare datasets and Generative AI capabilities

- Developed proof of concept fusing LLM's and proprietary capabilities / algorithms bringing together structured and unstructured Life Science & Healthcare data, enabling customers to interact with complex data and make informed decisions faster
- Launched proof of concept to select group of customers, ~50 for feedback and input into future development
- Proof of concept will underpin conversational discovery across broader Clarivate Life Sciences & Healthcare datasets, and future releases planned for later this year, spanning R&D and strategy and business development


GenAI Enhanced Search
Examples
Help & FAQ

Proprietary Data	Billions of proprietary data points across solutions	
Analytical Transparency	History of infusing AI across solutions to drive insights	
Accurate Intelligence	100+ years of deep industry and domain expertise	

Clarivate™

12

Published 2022 sustainability report, advancing on our ESG goals 13 46% of 2022 Clarivate revenue is aligned with UN Sustainable Development Goals 25,000 hours Volunteered by Clarivate colleagues around the world in 2022 81M+ patients supported through chronic diseases by improving their understanding of medicines 130M+ students use our solutions to enhance their learning and research experience 48/50 of the top R&D companies work with us to accelerate innovation Shortlisted for 2023 Responsible Business Award | Sustainable Development Goals Pioneer Award

Jonathan Collins Chief Financial Officer 3. Financial Review

Q2 2023 Financial Results 15 Changes from Prior Year $m except per share data Q2 ‘23 Q2 ‘22 Change Revenues, net $669 $687 $(18) Income / (Loss) from Operations (88) 86 (174) M-t-M (Gain) / Loss on private warrants (3) (49) 46 Interest Expense, Net 73 62 11 Income Tax Expense (Benefit) (35) 11 (46) Net Income (Loss) attributable to ordinary shares $(142) $44 $(186) Net Income / (Loss) Per Share, basic $(0.21) $0.06 $(0.27) Adjusted EBITDA1 285 274 11 Adjusted EBITDA Margin1 42.6% 39.9% 270 bps Adjusted Diluted EPS1 $0.21 $0.22 $(0.01) Operating Cash Flow $162 $97 $65 Capital Spending 58 48 10 Free Cash Flow1 105 50 55 Revenues • Revenues are lower due to divestiture of MarkMonitor Domains business in Q4 2022 Net Income • Non-cash impairment of intangible assets of $135m • Change in net foreign exchange loss impact of $35m Operating Cash Flow • Operating cash flow increased $65m on lower working capital requirements • Increased capital spending to drive product innovation 1See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

Changes from Prior Year Q2 2023 Revenues and Adj. EBITDA1 16 Organic Growth • Subscription growth at 3% • Transactional and re-occurring declined 5% Inorganic Impact • Divestiture of MarkMonitor business in Q4 2022 Cost Synergies • Carryover savings from PQ acquisition integration, net of certain costs to achieve Foreign Exchange • Favorable translation impact on weaker USD • Profit benefit exceeds revenue as transactional FX loss in Q2 ‘22 did not repeat in Q2 ’23 1See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Q2 2022A Organic1 Inorganic1 Cost Synergies FX Q2 2023A $687 ($3) ($21) $6 $669 $274 39.9% $285 42.6% ($3) ($10) $15 $9 Revenues Adj. EBITDA1 Year + Better - Worse $ millions

Q2 2023 Cash Flow 17 Changes from Prior Year Free Cash Flow • Interest cost increase due to higher interest rates partially offset by deleveraging • Working capital improvement due to unwind of patent renewal accelerations in Q2 ’22 and improved collections Capital Allocation • $25m term loan repayment in April bringing H1 total to $150m • Net leverage at 4.0x as of 6/30 • Obtained approval from shareholders to extend share repurchase authorization • Other includes $10m deferred proceeds from MarkMonitor 1See the Appendix for a reconciliation of GAAP to Non-GAAP measures. $m Q2 ‘23 Q2 ‘22 Change Adj. EBITDA1 $285 $274 $11 One-Time Costs (14) (17) 3 Interest (96) (86) (10) Taxes (20) (20) - Working Capital / Other 7 (54) 61 Operating Cash Flow 162 97 65 Capital Spending (58) (48) (10) Free Cash Flow1 $105 $50 $55 Conversion 37% 18% +19%pts Preferred Dividend (19) (19) - Share Repurchase - (120) 120 Debt Repayment (25) (7) (18) Other 11 (45) 56 Cash Flow $72 $(141) $213

Updated FY 2023 Outlook

Organic Growth

- Lowering range by ~225 bps at mid-point or ($60)m
- LS&H driving ~150 bps or ~($40)m due to commercialization products and services
- IP driving ~75 bps or ~($20)m due to patent renewals

Revenues

- Mid-point at low end of original range as organic reduction partially offset by ~$20m of favorable Fx translation net of ~$(5)m from small divestiture (Q4)

Profit Margin and EPS

- At mid-point of original ranges

Free Cash Flow

- Slightly lower on reduced Adj. EBITDA and higher interest



Updated Full Year Guidance Ranges
Organic Growth[1]
0.0%
~1.0%
2.0%
2.75%
3.75%
Revenues
$2,600m
~$2,635m
$2,630m
$2,670m
$2,730m
Adj. EBITDA[1]
$1,090m
$1,100m
~$1,115m
$1,140m
$1,160m
Profit Margin[1]
42.0%
~42.25%
42.5%
Adj. Diluted EPS[1]
75¢
77¢
~80¢
83¢
85¢
Free Cash Flow[1]
$450m
~$475m
$500m
$550m
Updated Guidance Range
Updated Guidance Midpoint
Original Guidance Range

Clarivate™

[1]See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

18

FY 2023 Organic Growth Phasing

Subscription
- Expect stable growth from subscription business, which comprises ~60% of total revenues

Re-occurring
- Anticipate sequential improvement in re-occurring revenues due to timing of accelerations in 2022 partially offset by lower volumes

Transactional
- Expect transactional business to improve in H2 due to softer comps

Revenue Type	First Half	Second Half[2]	Full Year
Subscription[1]	3%	~3%	~3%
Re-occurring[1]	(2)%	~2%	~0%
Transactional[1]	(8)%	~0%	~(4)%
Organic Growth[1]	0%	~2%	~1%

Clarivate™

[1]See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
[2]Growth numbers assume the mid-point of the revised guidance range.

19

Updated FY 2023 Revenues and Adj. EBITDA[1] Outlook

Organic Growth
- Largely driven by A&G segment as LS&H and IP expected to be relatively flat

Inorganic Impact
- Primarily ~$65m MarkMonitor divestment in Q4 2022
- ~$5m IP divestment in Q4 2023

Cost Synergies
- Carry over savings from PQ acquisition integration, net of certain costs to achieve

Foreign Exchange
- Favorable translation impact on weaker USD
- Profit headwind despite revenue benefit as transactional FX gains in '22 will not repeat in '23

Changes from Prior Year



$ millions
Year
+ Better
- Worse
Revenues
Adj. EBITDA[1]
$2,660
~$25
~($70)
~$20
~$2,635
$1,113
41.8%
~$0
~($30)
~$40
~($10)
~$1,115
~42.3%
2022A
Organic[1]
Inorganic[1]
Cost Synergies
FX
2023T

Clarivate™

[1]See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

20

Updated FY 2023 Cash Flow Outlook

Free Cash Flow

- One-time costs better than prior year due to materially lower acquisition integration costs
- Interest cost increase due to higher interest rates partially offset by deleveraging
- Lower working capital requirements offsetting increased capital spending to drive product innovation

Capital Allocation

- Flexibility of balanced capital allocation in H2 between debt prepayment and share repurchase
- Anticipate achieving leverage target of <4x by year end

Changes from Prior Year

$m	2023 Outlook	2022 Actuals	Change
Adj. EBITDA[1]	**~$1,115**	**$1,113**	**~$0**
One-Time Costs	~(60)	(215)	~155
Interest	~(275)	(252)	~(25)
Taxes	~(50)	(64)	~15
Working Capital / Other	~(10)	(73)	~65
Operating Cash Flow	~720	509	~210
Capital Spending	~(245)	(203)	~(40)
Free Cash Flow[1]	**~$475**	**$306**	**~$170**
Conversion	***~43%***	***28%***	***~15%***
Preferred Dividend	~(75)	(75)	~0
Share Repurchase	~(400)	(175)	~275
Debt Repayment		(500)	
Other[2]	~0	362	~(360)
Cash Flow	**~$0**	**$(82)**	**~$80**

Clarivate™

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
[2] 2022 actuals includes costs related to acquisitions and divestitures and change in restricted cash relating to the CPA Global employee benefits payment.

21

Financial Objectives 22 H1 KPIs... Flat Organic Growth 160bps Profit Margin Expansion 51% Free Cash Flow Conversion $150M Term Loan Pre-payment Accelerate organic growth to market levels 1 Durable margins through the investment cycle 2 Attractive cash flow engine 3 Disciplined capital allocation 4 In Line / Exceeding Expectations Below Expectations

4. Q&A Session

© 2023 Clarivate Clarivate and its logo, as well as all other trademarks used herein are trademarks of their respective owners and used under license. About Clarivate Clarivate is the leading global information services provider. We connect people and organizations to intelligence they can trust to transform their perspective, their work and our world. Our subscription and technology-based solutions are coupled with deep domain expertise and cover the areas of Academia & Government, Life Sciences & Healthcare and Intellectual Property. For more information, please visit clarivate.com

Appendix

This presentation contains financial measures which have not been calculated in accordance with generally accepted accounting principles in the United States of America (“US GAAP“), including Organic/Inorganic Revenues, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS and Free Cash Flow because they are a basis upon which our management assesses our performance, and we believe they reflect the underlining trends and indicators of our business. Organic/Inorganic Revenues Organic revenues illustrates growth in businesses owned by the Company after twelve months, at constant currency. Inorganic revenues illustrates growth in the business via acquisitions and divestitures. Adjusted EBITDA Adjusted EBITDA represents Net income (loss) before the provision for income taxes, depreciation and amortization, interest income and expense adjusted to exclude acquisition and disposal-related transaction costs (such costs include net income from continuing operations before provision for income taxes, depreciation and amortization and interest income and expense from divestitures), share-based compensation, mandatory convertible preferred share dividend expense, unrealized foreign currency remeasurement, transformational and restructuring expenses, acquisition-related adjustments to deferred revenues prior to the adoption of FASB ASU No. 2021-08 in 2021, non-operating income or expense, the impact of certain non-cash mark-to-market adjustments on financial instruments, legal settlements, impairments, and other items that are included in net income (loss) for the period that the Company does not consider indicative of its ongoing operating performance and certain unusual items impacting results in a particular period. In evaluating Adjusted EBITDA, you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the included adjustments. The Company’s presentation of Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by any of the adjusted items, or that the Company’s projections and estimates will be realized in their entirety or at all. © 2023 Clarivate Plc. All rights reserved. 26 Presentation of Certain Non-GAAP Financial Measures 26

Adjusted EBITDA The use of Adjusted EBITDA instead of US GAAP has limitations as an analytical tool, and you should not consider Adjusted EBITDA in isolation, or as a substitute for analysis of the Company’s results of operations and operating cash flows as reported under US GAAP. For example, Adjusted EBITDA does not reflect: – the Company’s cash expenditures or future requirements for capital expenditures – changes in, or cash requirements for, the Company’s working capital needs – interest expense, or the cash requirements necessary to service interest or principal payments, on the Company’s debt – any cash income taxes that the Company may be required to pay – any cash requirements for replacements of assets that are depreciated or amortized over their estimated useful lives and may have to be replaced in the future – all non-cash income or expense items that are reflected in the Company’s statements of cash flows The Company’s definition of and method of calculating Adjusted EBITDA may vary from the definitions and methods used by other companies when calculating Adjusted EBITDA, which may limit their usefulness as comparative measures. The Company prepared the information included in this presentation based upon available information and assumptions and estimates that it believes are reasonable. The Company cannot assure you that its estimates and assumptions will prove to be accurate. Adjusted EBITDA Margin Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net plus the impact of the deferred revenue purchase accounting adjustments relating to acquisitions prior to 2021. © 2023 Clarivate Plc. All rights reserved. 27 Presentation of Certain Non-GAAP Financial Measures 27

Adjusted Net Income and Adjusted Diluted EPS We use Adjusted Net Income and Adjusted Diluted Earnings Per Share ("Adjusted Diluted EPS") in our analysis of the financial performance of the Company. We believe Adjusted Net Income and Adjusted Diluted EPS are meaningful measures of the performance of the Company because they adjust for items that do not directly affect our ongoing operating performance in the period. Adjusted Net Income is calculated using Net income (loss), adjusted to exclude acquisition or disposal-related transaction costs (such costs include net income from continuing operations before the provision for income taxes, depreciation and amortization and interest income and expense from the divested business), amortization related to acquired intangible assets, share- based compensation, mandatory convertible preferred share dividend expense, unrealized foreign currency remeasurement, transformational and restructuring expenses, acquisition- related adjustments to deferred revenues, the impact of certain non-cash mark-to-market adjustments on financial instruments, legal settlements, impairments, and other items that are included in net income (loss) for the period that the Company does not consider indicative of its ongoing operating performance and certain unusual items impacting results in a particular period, and the income tax impact of any adjustments. We calculate Adjusted Diluted EPS by using Adjusted Net Income divided by Adjusted diluted weighted average shares for the period. The Adjusted diluted weighted average shares assumes that all instruments in the calculation are dilutive. Free Cash Flow We use Free Cash Flow in our operational and financial decision-making and believe Free Cash Flow is useful to investors because similar measures are frequently used by securities analysts, investors, ratings agencies and other interested parties to evaluate the ability of companies to service their debt. Free Cash Flow is calculated using net cash provided by operating activities, less capital expenditures. © 2023 Clarivate Plc. All rights reserved. 28 Presentation of Certain Non-GAAP Financial Measures 28

© 2023 Clarivate Plc. All rights reserved. 29 The following table presents the amounts of our subscription, re-occurring, and transactional and other revenues, including as a percentage of our total revenues, for the periods indicated, as well as the drivers of the variances between periods. Variance Increase/(Decrease) Percentage of Factors Increase/(Decrease) Three Months Ended June 30, Total Variance (Dollars) Total Variance (Percentage) Acquisitions Disposals FX Impact Organic (in millions, except percentages); (unaudited) 2023 2022 Subscription revenues $ 406.0 $ 407.4 $ (1.4) (0.3) % — % (4.4) % 1.2% 2.9% Re-occurring revenues 111.0 112.0 (1.0) (0.9) % — % — % 0.7% (1.6)% Transactional and other revenues 151.8 168.0 (16.2) (9.6) % — % (2.3) % 0.2% (7.5)% Deferred revenues adjustment — (0.8) 0.8 100.0% 100.0% — % — % —% Revenues, net $ 668.8 $ 686.6 $ (17.8) (2.6) % 0.1% (3.2) % 0.9% (0.4) % Reconciliation of Non-GAAP Financial Measures (QTD) 29

© 2023 Clarivate Plc. All rights reserved. 30 Variance Increase/(Decrease) Percentage of Factors Increase/(Decrease) Six Months Ended June 30, Total Variance (Dollars) Total Variance (Percentage) Acquisitions Disposals FX Impact Organic (in millions, except percentages); (unaudited) 2023 2022 Subscription revenues $ 799.2 $ 811.2 $ (12.0) (1.5) % — % (4.4)% — % 2.9% Re-occurring revenues 218.7 226.5 (7.8) (3.4) % — % — % (1.8)% (1.7)% Transactional and other revenues 280.0 311.7 (31.7) (10.2) % — % (1.5)% (0.8)% (7.9)% Deferred revenues adjustment — (0.6) 0.6 100.0% 100.0% — % — % —% Revenues, net $ 1,297.9 $ 1,348.8 $ (50.9) (3.8) % — % (3.0) % (0.5) % (0.3)% Reconciliation of Non-GAAP Financial Measures (YTD) 30 The following table presents the amounts of our subscription, re-occurring, and transactional and other revenues, including as a percentage of our total revenues, for the periods indicated, as well as the drivers of the variances between periods.

Net Income (Loss) to Adjusted EBITDA © 2023 Clarivate Plc. All rights reserved. 31 Three Months Ended June 30, Six Months Ended June 30, (in millions); (unaudited) 2023 2022 2023 2022 Net income (loss) attributable to ordinary shares $ (141.7) $ 43.7 $ (117.0) $ 94.5 Dividends on preferred shares 18.6 18.7 37.4 37.4 Net income (loss) (123.1) 62.4 (79.6) 131.9 (Benefit) provision for income taxes (35.3) 10.5 (98.9) 26.8 Depreciation and amortization 178.1 175.6 350.7 352.0 Interest expense and amortization of debt discount, net 73.0 62.3 146.6 121.8 Deferred revenues adjustment — 0.8 — 0.6 Transaction related costs(1) 0.7 5.1 2.4 11.8 Share-based compensation expense 30.5 22.1 71.7 59.1 Restructuring and lease impairments(2) 12.2 19.2 21.6 30.9 Goodwill and intangible asset impairments(3) 135.2 — 135.2 — Mark-to-market gain on financial instruments(4) (2.9) (49.0) (1.8) (149.4) Other(5) 16.5 (34.6) (10.3) (48.8) Adjusted EBITDA $ 284.9 $ 274.4 $ 537.6 $ 536.7 Adjusted EBITDA Margin 42.6% 39.9% 41.4% 39.8% Descriptions Adjusted EBITDA adjustments 1. Includes costs incurred to complete business combination transactions, including acquisitions, dispositions and capital market activities and include advisory, legal, and other professional and consulting costs. 2. Primarily reflects severance and related benefit costs related to approved restructuring programs. 3. Primarily includes the intangible assets impairment recorded during the three months ended June 30, 2023 related to Assets Held for Sale and Divested Operations. 4. Reflects mark-to-market adjustments on the Private Placement Warrants under ASC 815, Derivatives and Hedging. 5. The current year periods primarily include net losses on foreign exchange re- measurement and other individually insignificant items that do not reflect our ongoing operating performance. The current year-to-date period was offset by a gain on legal settlement. The prior year periods include net gains on foreign exchange re-measurement and other individually insignificant items that do not reflect our ongoing operating performance. Reconciliation of Non-GAAP Financial Measures 31

FY 2022 Net Loss to Adjusted EBITDA © 2023 Clarivate Plc. All rights reserved. 32 Descriptions Adjusted EBITDA adjustments 1. Reflects the deferred revenues adjustment made as a result of purchase accounting prior to the adoption of ASU No. 2021-08, "Accounting for Contract Assets and Contract Liabilities from Contracts with Customers". This guidance was applied retrospectively to all business combinations for which the acquisition date occurs during or subsequent to 2021. 2. Includes costs incurred to complete business combination transactions, including acquisitions, dispositions and capital market activities and include advisory, legal, and other professional and consulting costs. 3. Represents the net gain from the sale of the MarkMonitor Domain Management business. 4. Primarily reflects costs related to restructuring and impairment associated with the One Clarivate and ProQuest restructuring programs. 5. Reflects mark-to-market adjustments on the Private Placement Warrants under ASC 815, Derivatives and Hedging. 6. Primarily reflects the net impact of foreign exchange gains and losses related to the re- measurement of balances and other items that do not reflect our ongoing operating performance. Year Ended December 31, (in millions); (unaudited) 2022 Net loss attributable to ordinary shares $ (4,035.6) Dividends on preferred shares 75.4 Net loss (3,960.2) (Benefit) provision for income taxes (28.9) Depreciation and amortization 710.5 Interest expense and amortization of debt discount, net 270.3 Deferred revenues adjustment(1) 1.0 Transaction related costs(2) 14.2 Share-based compensation expense 102.2 Gain on sale of divestitures(3) (278.5) Restructuring and impairment(4) 66.7 Goodwill impairment 4,449.1 Mark-to-market gain on financial instruments(5) (206.8) Other(6) (26.9) Adjusted EBITDA $ 1,112.7 Adjusted EBITDA Margin 41.8 % Reconciliation of Non-GAAP Financial Measures 32

© 2023 Clarivate Plc. All rights reserved. 33 Descriptions Adjusted Net Income and Adjusted Diluted EPS adjustments 1. Includes costs incurred to complete business combination transactions, including acquisitions, dispositions and capital market activities and include advisory, legal, and other professional and consulting costs. 2. Primarily reflects severance and related benefit costs related to approved restructuring programs. 3. Primarily includes the intangible assets impairment recorded during the three months ended June 30, 2023 related to Assets Held for Sale and Divested Operations. 4. Reflects mark-to-market adjustments on the Private Placement Warrants under ASC 815, Derivatives and Hedging. 5. The current year periods primarily include net losses on foreign exchange re-measurement and other individually insignificant items that do not reflect our ongoing operating performance. The current year-to-date period was offset by a gain on legal settlement. The prior year periods include net gains on foreign exchange re-measurement and other individually insignificant items that do not reflect our ongoing operating performance. Three Months Ended June 30, 2023 2022 (in millions, except per share amounts); (unaudited) Amount Per Share Amount Per Share Net loss attributable to ordinary shares, diluted $ (141.7) $ (0.21) $ (3.1) $ — Change in fair value of private placement warrants — — 46.8 0.07 Net (loss) income attributable to ordinary shares (141.7) (0.21) 43.7 0.06 Dividends on preferred shares 18.6 0.03 18.7 0.03 Net (loss) income (123.1) (0.18) 62.4 0.09 Deferred revenues adjustment — — 0.8 — Transaction related costs(1) 0.7 — 5.1 0.01 Share-based compensation expense 30.5 0.05 22.1 0.03 Amortization related to acquired intangible assets 143.5 0.21 146.1 0.22 Restructuring and lease impairments(2) 12.2 0.02 19.2 0.03 Goodwill and intangible asset impairments(3) 135.2 0.20 — — Mark-to-market gain on financial instruments(4) (2.9) — (49.0) (0.07) Other(5) 16.5 — (34.6) (0.08) Income tax impact of related adjustments (60.4) (0.09) (7.0) (0.01) Adjusted Net Income and Adjusted Diluted EPS $152.2 $ 0.21 $ 165.1 $ 0.22 Adjusted weighted average ordinary shares (Diluted) 734.9 736.6 Reconciliation of Non-GAAP Financial Measures (QTD) 33 Net Loss and Net Loss Per Share to Adjusted Net Income and Adjusted Diluted EPS

© 2023 Clarivate Plc. All rights reserved. 34 Descriptions Adjusted Net Income and Adjusted Diluted EPS adjustments 1. Includes costs incurred to complete business combination transactions, including acquisitions, dispositions and capital market activities and include advisory, legal, and other professional and consulting costs. 2. Primarily reflects severance and related benefit costs related to approved restructuring programs. 3. Primarily includes the intangible assets impairment recorded during the three months ended June 30, 2023 related to Assets Held for Sale and Divested Operations. 4. Reflects mark-to-market adjustments on the Private Placement Warrants under ASC 815, Derivatives and Hedging. 5. The current year periods primarily include net losses on foreign exchange re-measurement and other individually insignificant items that do not reflect our ongoing operating performance. The current year-to-date period was offset by a gain on legal settlement. The prior year periods include net gains on foreign exchange re-measurement and other individually insignificant items that do not reflect our ongoing operating performance. Six Months Ended June 30, 2023 2022 (in millions, except per share amounts); (unaudited) Amount Per Share Amount Per Share Net loss attributable to ordinary shares, diluted $ (117.0) $ (0.17) $ (47.2) $ (0.07) Change in fair value of private placement warrants — — 141.7 0.21 Net (loss) income attributable to ordinary shares (117.0) (0.17) 94.5 0.14 Dividends on preferred shares 37.4 0.06 37.4 0.05 Net income (loss) (79.6) (0.12) 131.9 0.19 Deferred revenues adjustment — — 0.6 — Transaction related costs(1) 2.4 — 11.8 0.02 Share-based compensation expense 71.7 0.11 59.1 0.09 Amortization related to acquired intangible assets 287.9 0.43 295.8 0.43 Restructuring and lease impairments(2) 21.6 0.03 30.9 0.05 Goodwill and intangible asset impairments(3) 135.2 0.20 — — Mark-to-market gain on financial instruments(4) (1.8) — (149.4) (0.22) Other(5) (10.3) (0.05) (48.8) (0.11) Income tax impact of related adjustments (144.0) (0.21) (11.7) (0.02) Adjusted net income and Adjusted Diluted EPS $ 283.1 $ 0.39 $ 320.2 $ 0.43 Adjusted weighted average ordinary shares (Diluted) 734.8 741.6 Reconciliation of Non-GAAP Financial Measures (YTD) 34 Net Loss and Net Loss Per Share to Adjusted Net Income and Adjusted Diluted EPS

© 2023 Clarivate Plc. All rights reserved. 35 Three Months Ended June 30, Six Months Ended June 30, (in millions); (unaudited) 2023 2022 2023 2022 Net cash provided by operating activities $ 162.4 $ 97.2 $ 389.9 $ 164.6 Capital expenditures (57.6) (47.7) (116.9) (89.1) Free cash flow $ 104.8 $ 49.5 $ 273.0 $ 75.5 Year Ended December 31, (in millions); (unaudited) 2022 Net cash provided by operating activities $ 509.3 Capital expenditures (202.9) Free cash flow $ 306.4 Reconciliation of Non-GAAP Financial Measures 35 Net Cash Provided By Operating Activities to Free Cash Flow

© 2023 Clarivate Plc. All rights reserved. 36 Year Ending December 31, 2023 (Forecasted) Low High (in millions) Net loss attributable to ordinary shares $(217) $(167) Dividends on preferred shares(1) 75 75 Net loss (142) (92) Provision for income taxes (55) (55) Depreciation and amortization 709 709 Interest expense and amortization of debt discount, net 288 288 Restructuring and lease impairments(2) 33 33 Goodwill and intangible asset impairments(3) 135 135 Transaction related costs 2 2 Mark to market adjustment on financial instruments (2) (2) Share-based compensation expense 131 131 Other(4) (10) (10) Adjusted EBITDA $ 1,090 $ 1,140 Adjusted EBITDA margin 42.0% 42.5 % Variance Increase/(Decrease) Percentage of Factors Increase/(Decrease) Year Ending December 31, Total Variance (Dollars) Total Variance (Percentage) Acquisitions Disposal FX Impact Organic (in millions) 2023 Outlook mid- point 2022 Revenues, net $ 2,635 $ 2,660 $ (25) (0.9) % — % (2.6) % 0.7% 1.0% Descriptions 1. Dividends on our mandatory convertible preferred shares (“MCPS”) are payable quarterly at an annual rate of 5.25% of the liquidation preference of $100 per share. For the purposes of calculating net loss attributable to Clarivate, we have excluded the accrued and anticipated MCPS dividends. 2. Primarily reflects restructuring costs expected to be incurred in 2023 associated with the ProQuest acquisition and Segment Optimization restructuring programs. 3. Primarily includes the intangible assets impairment recorded in connection with a disposal group held-for-sale as of June 30, 2023 4. Primarily includes the gain on legal settlement partially offset by a net loss on foreign exchange re-measurement. The following table presents our calculation of Revenues, net for the FY2023 outlook: Revenues, net Adjusted EBITDA The following table presents our calculation of Adjusted EBITDA for the FY2023 outlook and reconciles this measure to our Net income (loss) for the same period: Reconciliation of Non-GAAP Financial Measures 36

© 2023 Clarivate Plc. All rights reserved. 37 Year Ending December 31, 2023 (Forecasted) Low High Per Share Per Share Net loss attributable to ordinary shares $ (0.29) $ (0.23) Dividends on preferred shares(1) 0.10 0.10 Net loss (0.19) (0.13) Restructuring and impairments(2) 0.04 0.04 Goodwill and intangible asset impairments(3) 0.18 0.18 Share-based compensation expense 0.18 0.18 Amortization related to acquired intangible assets 0.78 0.78 Other(4) (0.01) (0.01) Income tax impact of related adjustments (0.21) (0.21) Adjusted Diluted EPS $ 0.77 $ 0.83 Weighted average ordinary shares (Diluted)(5) 738 million Descriptions Adjusted Diluted EPS Adjustments 1. Dividends on our mandatory convertible preferred shares (“MCPS”) are payable quarterly at an annual rate of 5.25% of the liquidation preference of $100 per share. For the purposes of calculating net loss attributable to Clarivate, we have excluded the accrued and anticipated MCPS dividends. 2. Primarily reflects restructuring costs expected to be incurred in 2023 associated with the ProQuest acquisition and Segment Optimization restructuring programs. 3. Primarily includes the intangible assets impairment recorded in connection with a disposal group held-for-sale as of June 30, 2023 4. Primarily includes the gain on legal settlement offset by a net loss on foreign exchange re-measurement. 5. For the purposes of calculating adjusted earnings per share, the Company has excluded the accrued and anticipated MCPS dividends and assumed the “if-converted” method of share dilution. The following table presents our calculation of Adjusted Diluted EPS for the FY2023 outlook and reconciles this measure to our Net income (loss) per share for the same period: Reconciliation of Non-GAAP Financial Measures 37 Net Income (Loss) Per Fully Diluted Weighted Shares Outstanding to Adjusted Diluted EPS

© 2023 Clarivate Plc. All rights reserved. 38 Year Ending December 31, 2023 (Forecasted) (in millions) Low High Net cash provided by operating activities $ 695 $ 745 Capital expenditures (245) (245) Free cash flow $ 450 $ 500 Reconciliation of Non-GAAP Financial Measures 38 Net Cash Provided by Operating Activities to Free Cash Flow The following table presents our calculation of Free cash flow for the FY2023 outlook and reconciles this measure to our Net cash provided by operating activities for the same period: